EXHIBIT     DESCRIPTION

EX-99.a1 Amended Declaration of Trust dated May 31, 1995 (filed as a part of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of the Registrant on October 27, 1995, Accession #717316-95-000007).

EX-99.a2 Amendment to the Declaration of Trust (filed as a part of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of the Registrant on December 15, 1997, Accession #717316-97-000012).

EX-99.b1 Amended and Restated Bylaws dated May 17, 1995 (filed as a part of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of the Registrant on October 27, 1995, Accession #717316-95-000007).

EX-99.b2 Amended and Restated Bylaws dated March 9, 1998 (filed as a part of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of American Century Investment Trust on May 13, 1998, Accession #908406-98-000006).

EX-99.d     Investor  Class  Management   Agreement   between  American  Century
            California Tax-Free and Municipal Funds and American Century Investment Management, Inc., dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of American Century Government Income Trust on July 31, 1997, Accession #773674-97-000014).

EX-99.e1 Distribution Agreement between American Century California Tax-Free and Municipal Funds and American Century Investment Services, Inc. dated as of August 1, 1997 (filed as a part of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of the American Century Government Income Trust filed on July 31, 1997, Accession #773674-97-000014).

EX-99.e2 Amendment No. 1 to Distribution Agreement between American Century California Tax-Free and Municipal Funds and Funds Distributor, Inc. dated as of June 1, 1998 (filed as a part of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of
            American Century Quantitative Equity Funds on June 29, 1998, Accession #827060-98-000010).

EX-99.e3 Amendment No. 2 to Distribution Agreement between American Century California Tax-Free and Municipal Funds and Funds Distributor, Inc. dated as of December 1, 1998 (filed as a part of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.e4 Amendment No. 3 to Distribution Agreement between American Century California Tax-Free and Municipal Funds and Funds Distributor, Inc. dated as of January 29, 1999 is included herein.

EX-99.g Custodian Agreement between American Century California Tax-Free and Municipal Funds and The Chase Manhattan Bank, dated August 9, 1996, (filed as a part of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of American Century Government Income Trust filed on February 7, 1997, Accession #773674-97-000002).

EX-99.h1 Transfer Agency Agreement between American Century California Tax-Free and Municipal Funds and American Century Services
            Corporation, dated August 1, 1997, (filed as a part of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of American Century Government Income Trust on July 31, 1997, Accession #773674-97-000014).

EX-99.h2    Amendment to Transfer  Agency  Agreement  between  American  Century
            California Tax-Free and Municipal Funds and American Century Services Corporation dated June 29, 1998 (filed as a part of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of American Century Quantitative Equity Funds on June 29, 1998, Accession #827060-98-000010).

EX-99.i     Opinion and consent of counsel.

EX-99.j1 Consent of PricewaterhouseCoopers LLP, independent accountants is included herein.

EX-99.j2 Consent of KPMG Peat Marwick, LLP, independent auditors is included herein.

EX-99.j3    Power of Attorney dated December 18, 1998, is included herein.

EX-27.4.1   FDS - California Tax-Free Money Market Fund.

EX-27.4.2   FDS - California Municipal Money Market Fund.

EX-27.5.3   FDS - California Intermediate-Term Tax-Free Fund.

EX-27.5.4   FDS - California Long-Term Tax-Free Fund.

EX-27.5.5   FDS - California High-Yield Municipal Fund.

EX-27.5.6   FDS - California Insured Tax-Free Fund.

EX-27.5.7   FDS - California Limited-Term Tax-Free Fund.